UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

August 23, 2013

Date of Report (Date of earliest event reported)

STEWART INFORMATION SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Post Oak Blvd. Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Addenda to Employment Agreements with Certain Executive Officers

On and after August 23, 2013, Stewart Information Services Corporation, a Delaware corporation (the “Company”), entered into addenda effective January 1, 2013 (collectively, the “Addenda”) to the employment agreements with each of Matthew W. Morris, J. Allen Berryman, Glenn H. Clements, Jason R. Nadeau and Steven M. Lessack in their capacities as the Company’s Chief Executive Officer, Chief Financial Officer, Group President – Direct Operations, Group President – Mortgage and Title Services, and Group President – International Operations, respectively (collectively, the “Employment Agreements”). The purpose of the Addenda is, among other things, to adjust maximum, target and threshold percentages with respect to certain metrics used to determine short term incentives in Exhibit A of the Employment Agreements. Further, with respect to the Addenda applicable to Messrs. Clements and Lessack, changes were made to the metrics under Operational Performance as well as to certain definitions in Exhibit A of their respective Employment Agreements.

While adjustments were made to metric percentages applicable to each executive, each executive’s target and maximum payout percentages, as well as the weighting of each metric, remain unchanged. Further, no changes were made to the maximum, target and threshold percentages with respect to the metric entitled “Corporate Relative Total Shareholder Return (TSR) Performance” in Exhibit A of the Employment Agreements.

The foregoing description of the Addenda is qualified in its entirety by reference to the Addenda, copies of which are attached as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Addendum, entered into as of August 23, 2013 and effective as of January 1, 2013, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Joseph Allen Berryman.

10.2	Addendum, entered into as of August 23, 2013 and effective as of January 1, 2013, to Employment Agreement entered into as of October 16, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Glenn H. Clements.

10.3	Addendum, entered into as of August 25, 2013 and effective as of January 1, 2013, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Steven M. Lessack.

10.4	Addendum, entered into as of August 24, 2013 and effective as of January 1, 2013, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Matthew M. Morris.

10.5	Addendum, entered into as of August 23, 2013 and effective as of January 1, 2013, to Employment Agreement entered into as of October 12, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Jason R. Nadeau.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ J. Allen Berryman
J. Allen Berryman, Chief Financial Officer, Secretary, Treasurer and Principal Financial Officer

Date: August 29, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Addendum, entered into as of August 23, 2013 and effective as of January 1, 2013, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Joseph Allen Berryman.

10.2	Addendum, entered into as of August 23, 2013 and effective as of January 1, 2013, to Employment Agreement entered into as of October 16, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Glenn H. Clements.

10.3	Addendum, entered into as of August 25, 2013 and effective as of January 1, 2013, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Steven M. Lessack.

10.4	Addendum, entered into as of August 24, 2013 and effective as of January 1, 2013, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Matthew M. Morris.

10.5	Addendum, entered into as of August 23, 2013 and effective as of January 1, 2013, to Employment Agreement entered into as of October 12, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Jason R. Nadeau.